SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                  March 2, 2005

                            NETFRAN DEVELOPMENT CORP.
                                [GRAPHIC OMITTED]

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               (Exact Name of Registrant as Specified in Charter)

       Florida                     0-50051                       65-0983277
State of Incorporation)    (Commission File Number)           (IRS Employer I
                                                             dentification No.)

                     8000 Towers Crescent Drive, Suite 1220
                                Vienna, VA 22182
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               (Address of principal executive offices) (Zip Code)

                                 (703) 918-2430
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      Effective March 2, 2005, the Board of Directors of Netfran Development Corp. (the "Company") dismissed its independent auditors, McClain & Company, L.C. ("McClain") and engaged the services of Bagell, Josephs & Company, L.L.C. ("Bagell"), as its new independent auditors. Bagell will audit the Company's financial statements for the fiscal year ended December 31, 2004.

      During the two most recent fiscal years of the Company ended December 31, 2004, and the subsequent interim period through March 2, 2005, there were no disagreements between the Company and McClain on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to McClain's satisfaction, would have caused McClain to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events described under Item 304(a)(1)(iv) of Regulation S-B.

      The audit reports of McClain on the Company's financial statements as of and for the fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to certainty, audit scope or accounting principles as of and for the fiscal years ended December 31, 2003 and 2002. A letter from McClain is attached hereto as Exhibit 4.1, indicating its concurrence with the disclosures in this and the preceding paragraph.

      During the two most recent fiscal years of the Company ended December 31, 2004, and the subsequent interim period through March 2, 2005, the Company did not consult with Bagell regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits Furnished.

4.1   Letter from McClain & Company, L.C. dated March 2, 2005.

4.2   Letter from Bagell, Josephs & Company, L.L.C. dated March 2, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETFRAN DEVELOPMENT CORP.

By: /s/ Arne Dunhem
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Name:  Arne Dunhem
Title: President and Chief Executive Officer


Date: March 2, 2005